UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 9, 2021

CSX CORPORATION

(Exact name of registrant as specified in its charter)

Virginia	1-08022	62-1051971
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Water Street, 15th Floor, Jacksonville, Florida	32202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (904) 359-3200

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1 Par Value	CSX	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Compensation & Talent Management Committee (the “Committee”) of the Board of Directors (the “Board”) of CSX Corporation (“CSX” or the “Company”) undertook a review of the annual compensation of James Foote, the Company’s President and Chief Executive Officer, including a review of peer company chief executive officer remuneration and other factors relating to Mr. Foote’s role and performance. Based on this review, the Committee recommended, and on February 10, 2021, the Board approved, increases to the annual base salary, target annual bonus opportunity and target long-term incentive opportunity for Mr. Foote, as follows: (i) a base salary increase from $1,250,000 to $1,500,000; (ii) a target annual bonus opportunity increase from $160% of base salary to 175% of base salary; and (iii) a target long-term incentive opportunity increase from $11,000,000 to $12,500,000. Mr. Foote’s base salary was last increased in August 2018 to $1,250,000 and the Board was prepared to increase it to $1,400,000 in February 2020. However, Mr. Foote declined the increase at that time because management was not receiving increases in 2020.

In addition, the Committee approved long-term incentive grants for the named executive officers on February 9, 2021, which will be granted this year in the form of performance stock units (50%), restricted stock units (25%) and stock options (25%). The target long-term incentive value awarded to the Company’s named executive officers other than the Chief Executive Officer (whose award is described above) is as follows: Kevin Boone, Executive Vice President and Chief Financial Officer - $3,000,000; Jamie Boychuk, Executive Vice President – Operations - $3,000,000; and Nathan Goldman, Executive Vice President, Chief Legal Officer and Corporate Secretary - $2,200,000.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CSX CORPORATION

By:	/s/ Nathan D. Goldman
Name:	Nathan D. Goldman
Title:	Executive Vice President - Chief Legal Officer & Corporate Secretary

DATE: February 12, 2021